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                                                                    Exhibit 23.1




CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 File Nos. 333-60141, 333-86865, 333-40458, 333-36672, and 333-64592.


                                                         /s/ Arthur Andersen LLP


Rochester, New York
March 29, 2002